UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2007 (June 13, 2007)

COMMUNITY BANKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 001-11663
(Commission file number)

777 East Park Drive, Harrisburg, PA	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On April 18, 2007, Community Banks, Inc. (“Community”), issued an earnings press release for the first quarter of 2007 and on May 10, 2007, filed its Form 10-Q for the quarter ended March 31, 2007. Both the earnings release and the Form 10-Q included Community’s election to early adopt Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Liabilities” (SFAS No. 159), with respect to certain investment securities. Following Community’s announcement and filing of its Form 10-Q, the staff of the Securities and Exchange Commission advised Community of its view that Community’s adoption of SFAS No. 159 was not substantive. Consequently, Community has decided to reverse its decision to utilize SFAS No. 159 for the securities as reported in the April 18, 2007, earnings press release and disclosed in the first quarter Form 10-Q for the quarter ended March 31, 2007. Community will amend and restate its financial results for the first quarter of 2007 by amending its Form 10-Q for the three-month period ended March 31, 2007. As a result of the foregoing, on June 13, 2007, after discussions with management, the Audit Committee of the Board of Directors concluded that Community’s previously issued earnings press release dated April 18, 2007, and its financial statements as of and for the three months ended March 31, 2007, included in the Form 10-Q filed on May 10, 2007, should no longer be relied upon. Community expects to file the amended Form 10-Q on or about June 25, 2007, to include the restated financial statements as of and for the three-month period ended March 31, 2007, and any other required disclosure.

Community’s management and the Audit Committee of the Board of Directors discussed the matters disclosed in this Item 4.02 with Beard Miller Company LLP, Community’s independent auditors, prior to filing this report.

A copy of the press release announcing the restatement of first quarter 2007 results is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

The following disclosure is made in accordance with Rule 14a-12 of the Securities Exchange Act of 1934, as amended:

Additional Information and Where to Find It

Susquehanna Bancshares, Inc. and Community Banks, Inc. anticipate filing a Registration Statement on Form S-4 and joint proxy statement/prospectus with the Securities and Exchange Commission (the “Commission”) shortly. THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS SHOULD BE READ CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER. IN SUCH EVENT, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ SUSQUEHANNA BANCSHARES’ REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS RELATING TO THE MERGER TRANSACTION DESCRIBED ABOVE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final joint proxy/prospectus will be mailed to shareholders of Susquehanna Bancshares, Inc. and Community Banks, Inc. Investors and shareholders will be able to obtain a free copy of such documents when they become available at the Commission’s web site at www.sec.gov, from Susquehanna Bancshares, Inc. by directing a written request to Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17543, Attention: Abram G. Koser, Vice President – Investor Relations or from Community Banks, Inc. by directing a written request to Community Banks, Inc., 777 East Park Drive, Harrisburg, PA 17111, Attention: Patricia E. Hoch. Certain of these documents may also be accessed on the web sites of Susquehanna Bancshares, Inc. (www.susquehanna.net) and Community Banks, Inc. (www.communitybanks.com) when they become available.

Participants in Solicitation

Susquehanna Bancshares, Inc., Community Banks, Inc. and their directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the participants and their interests in the solicitation may be found in the joint proxy statement/prospectus, when it becomes available.

Item 8.01 Other Events

Disclosure provided under Item 4.02 is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits:

99.1 Press release of Community Banks, Inc. dated June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC.
(Registrant)

Dated: June 18, 2007	By:	/s/ Donald F. Holt
Donald F. Holt Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 Press release of Community Banks, Inc. dated June 18, 2007.